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                                                             Exhibit 10.104Q


             FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK


          THIS FIRST AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK is made and entered into as of January 23, 1998 (the "First Warrant Amendment") by and between International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), and VANGUARD CELLULAR FINANCIAL CORP., a North Carolina corporation (the "Holder").

                                RECITALS

          A. In connection with certain amendments and supplements, dated as of September 18, 1997, to that certain Bridge Loan Agreement, dated as of May 16, 1997 (as amended, supplemented or modified, the "Bridge Loan Agreement"), between Star Digitel Limited, a company organized under the laws of Hong Kong ("SDL"), and Toronto-Dominion Bank ("Toronto-Dominion"), IWC China Limited, a corporation organized under the laws of Mauritius ("IWC China"), and the Holder entered into that certain Reimbursement Agreement, dated as of September 18, 1997 (the "Reimbursement Agreement"), and that certain Pledge Agreement, dated as of September 18, 1997, and the Company issued to the Holder that certain Warrant to Purchase Common Stock, dated as of September 18, 1997 (the "Warrant").

          B. SDL and Toronto-Dominion entered into certain further amendments and supplements, dated as of November 17, 1997 ("Bridge Loan Supplement No. 2"), to the Bridge Loan Agreement to increase the amount of advances available thereunder by another $4,700,000.

          C. In order to reflect the availability of additional advances of up to $4,700,000 pursuant to Bridge Loan Supplement No. 2, the parties hereto desire to amend the Warrant.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements set forth herein and intending to be legally bound hereby, covenant and agree that the Warrant be, and hereby is, amended and supplemented as follows:

          1. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Warrant.

          2. Section 2(c) of the Warrant is hereby amended by deleting clause (A) in the definition of "Commitment Percentage" in its entirety and replacing it with the following therefor:

     "(A) the numerator of which is $8,000,000, less the Discharged Amount (as defined below), if any, as of such time and".

          3. Section 8(a) of the Warrant is hereby amended by deleting the reference to "Section 7(a)" in the last sentence thereof and replacing it with "Section 8(a)" therefor.

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          4.  Except as hereby amended by this First Warrant Amendment, all terms and provisions of the Warrant are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

          5. Each reference in the Warrant to this "Warrant," "Agreement," "hereunder," "hereof," "hereto" or words of like import referring to the Warrant shall mean and be a reference to the Warrant as amended by this First Warrant Amendment; provided that each reference to the "date of this Agreement" or "the date of this Warrant" or words of like import shall mean and be a reference to September 18, 1997. Each reference in the Warrant to the "Reimbursement Agreement," "thereunder," "thereof," "thereto" or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement as amended by that certain First Amendment to Reimbursement Agreement, dated as of the date hereof, by and between IWC China and the Holder.

          6. This First Warrant Amendment may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same First Warrant Amendment. Delivery of an executed counterpart of a signature page to this First Warrant Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Warrant Amendment.

          7. REGARDLESS OF THE PLACE OF EXECUTION, THIS FIRST WARRANT AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.


                          [SIGNATURE PAGE FOLLOWS]


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          IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Warrant Amendment as of the day and year first above written.

                                       INTERNATIONAL WIRELESS
                                       COMMUNICATIONS HOLDINGS, INC.


                                       By: __________________________________

                                       Its: _________________________________


                                       VANGUARD CELLULAR FINANCIAL CORP.


                                       By: __________________________________

                                       Its: _________________________________


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